o 483 P-1

                          SUPPLEMENT DATED MAY 15, 2001
                              TO THE PROSPECTUS OF

                            FRANKLIN BLUE CHIP FUND -
                                 CLASS A, B & C
                             DATED SEPTEMBER 1, 2000

The prospectus is amended as follows:

I.   The management team on page 9 is replaced with the following:

      The team responsible for the Fund's management is:

      ALYSSA C. RIEDER, PORTFOLIO MANAGER OF ADVISERS

      Ms. Rieder has been a manager of the Fund since 1999. She joined Franklin Templeton Investments in 1998. Previously, she was in financial management roles at T. Rowe Price Associates, Inc. and YFA.

      STEVE LAND, PORTFOLIO MANAGER OF ADVISERS

      Mr. Land has been a manager of the Fund since March 2001. He joined Franklin Templeton Investments in 1997.

                           Please keep this supplement
                              for future reference.